                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.



                                  A N N U A L
                                  R E P O R T


                        For the year ended March 31, 2003




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the 12-month period ended March 31, 2003.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities.

For the 12-month period ended March 31, 2003, the total return of Nations Balanced Target Maturity Fund, Inc. was 7.57%(1), based on an ending market value of $9.85. Over this period, the Company distributed $0.50 per share of ordinary income to its shareholders. As of March 31, 2003, 96.4% of the Company's portfolio was invested in zero coupon U.S. Treasury obligations and 3.7% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

                 PORTFOLIO BREAKDOWN (AS OF MARCH 31, 2003)(2)


                         [PIE CHART]

U.S. Treasury obligations                                     96.4%
Commercial banking                                             0.6%
Integrated oil                                                 0.3%
Insurance                                                      0.2%
Broadcasting and cable                                         0.2%
Telecommunications services                                    0.2%
Aerospace and defense                                          0.1%
Investment services                                            0.1%
Consumer credit and mortgages                                  0.1%
Paper and forest products                                      0.1%
Other                                                          1.7%

INVESTMENT PHILOSOPHY

The fixed income portion of the Company is invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon U.S. Treasury obligations will be held to the Company's maturity date with the intent of assisting it to achieve its investment objective of seeking to provide a return of investment on September 30, 2004, to investors who purchased shares in the initial public offering and who reinvest all dividends and hold their shares to such date.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.40%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

The equity portion of the Company is managed through a disciplined, value-oriented style of investing. Specifically, we believe that undervalued and misunderstood stocks deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be fairly valued. Utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy, we believe, is the best way to locate these investment opportunities.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. A sluggish consumer and business environment, concerns about terrorism and war, combined with an increasing lack of confidence in business leaders due to more allegations of fraud, deceit and accounting scandals helped weaken U.S. equity markets. Economic signals have been understandably mixed and over the last year, consumer confidence has dropped significantly because of this and the weaker employment market. Some of the more economically sensitive sectors like consumer cyclicals, retailing, communications and technology have suffered more than others but the declines have been broad based. This has clearly been a challenging environment for business, consumers and investors.

While value stocks once again outperformed growth stocks, the relative performance advantage has eroded over the last six months as technology and health care, the two most prominent sectors within the growth benchmarks, along with communications, have outperformed. Technology and communications both have strong cyclical components and what we have seen is more of a rebound in those stocks that have underperformed over the last several years as opposed to a move driven by the current or expected improvement in their fundamental outlook. We continue to favor companies with tangible earnings and attractive valuations.

               TOP TEN EQUITY HOLDINGS (AS OF MARCH 31, 2003)(3)

   Citigroup Inc. ....................................   0.2%
   Exxon Mobil Corporation............................   0.2%
   Wachovia Corporation...............................   0.1%
   FleetBoston Financial Corporation..................   0.1%
   Dominion Resources, Inc. ..........................   0.1%
   International Business Machines Corporation........   0.1%
   Wells Fargo & Company..............................   0.1%
   Comcast Corporation, Class A.......................   0.1%
   ConocoPhillips.....................................   0.1%
   Bowater Inc. ......................................   0.1%

The economic environment has been mixed and weak. We are on a slow growth plane with low inflation, which might normally be considered favorable. However, a soft job market and declining consumer confidence, concerns about consumer debt levels and how all this might impact consumer spending, are key components of the economy and equity markets concerns today. We believe the U.S. economy should regain its momentum in the months after the Iraq war as many of the uncertainties that are holding back the consumer and businesses from spending are lifted. While some market strategists talk about the portfolio you want to own in war time, we believe investors should be thinking more in terms of what they want to own going into the recovery.

President Bush proposed a "jobs and growth" program which includes a number of tax cuts designed to improve spending and investment. Something is likely to be passed by Congress in the coming months and a further reduction in interest rates by the Federal Reserve Bank is not out of the question. From a fundamental standpoint, while we see little in the way of an improvement in the business environment, we do see signs that the declines have leveled off in many areas. While this is surely an environment with more than enough risk for most investors, we believe the economy, business and the markets are poised for a rebound.

We continue to maintain a balance between defensive and more cyclically-oriented issues but on the margin have taken advantage of attractive valuations the pro-cyclical groups. In financials, we continue to believe that corporate credit will improve in 2003 while consumer credit quality either moderates or declines. Recent data points have been supporting this thesis and we have positioned the portfolio to benefit from such a trend. We like the outlook for energy and think that the slowdown in capital spending in the last few years suggests a pent up demand for business investment spending which could bode well for a number of technology companies later this year.

(3) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 2

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ ROBERT H. GORDON
ROBERT H. GORDON
PRESIDENT

March 31, 2003

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            COMMON STOCKS -- 3.7%
            AEROSPACE AND DEFENSE -- 0.1%
     200    Lockheed Martin Corporation...................................   $    10
     140    Northrop Grumman Corporation..................................        12
     700    Raytheon Company..............................................        20
     550    United Technologies Corporation...............................        31
                                                                             -------
                                                                                  73
                                                                             -------
            AUTOMOTIVE -- 0.0%+
   2,150    Ford Motor Company............................................        16
                                                                             -------
            BEVERAGES -- 0.1%
     600    Diageo plc, ADR...............................................        25
     533    PepsiCo, Inc. ................................................        21
                                                                             -------
                                                                                  46
                                                                             -------
            BROADCASTING AND CABLE -- 0.2%
     625    Clear Channel Communications, Inc.!!..........................        21
   1,400    Comcast Corporation, Class A!!................................        38
   1,275    The Walt Disney Company.......................................        22
                                                                             -------
                                                                                  81
                                                                             -------
            CHEMICALS -- BASIC -- 0.1%
     550    PPG Industries, Inc. .........................................        25
     200    Praxair, Inc. ................................................        11
                                                                             -------
                                                                                  36
                                                                             -------
            COMMERCIAL BANKING -- 0.6%
     920    Charter One Financial, Inc. ..................................        25
   2,650    Citigroup Inc. ...............................................        92
     800    Comerica Inc. ................................................        30
   2,075    FleetBoston Financial Corporation.............................        50
   1,109    US Bancorp....................................................        21
   1,800    Wachovia Corporation..........................................        62
     900    Wells Fargo & Company.........................................        40
                                                                             -------
                                                                                 320
                                                                             -------
            COMMERCIAL SERVICES -- 0.0%+
     750    Waste Management, Inc. .......................................        16
                                                                             -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
     525    International Business Machines Corporation...................        41
                                                                             -------
            CONSUMER CREDIT AND MORTGAGES -- 0.1%
     925    American Express Company......................................        30
     425    Freddie Mac...................................................        23
     550    Household International, Inc.(h)..............................        15
                                                                             -------
                                                                                  68
                                                                             -------
            DIVERSIFIED MANUFACTURING -- 0.1%
   1,650    Honeywell International Inc. .................................        35
                                                                             -------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
     650    Consolidated Edison, Inc. ....................................        25
                                                                             -------
            ELECTRIC POWER -- NUCLEAR -- 0.1%
     600    American Electric Power Company, Inc. ........................        14
     800    Dominion Resources, Inc. .....................................        44
                                                                             -------
                                                                                  58
                                                                             -------

                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.0%+
  10,472    Agere Systems Inc., Class A!!.................................   $    17
                                                                             -------
            EXPLORATION AND PRODUCTION -- 0.0%+
     400    Anadarko Petroleum Corporation................................        18
                                                                             -------
            FOOD PRODUCTS -- 0.1%
     850    Kellogg Company...............................................        26
                                                                             -------
            HOUSEHOLD PRODUCTS -- 0.1%
     820    The Estee Lauder Companies Inc., Class A......................        25
                                                                             -------
            INSURANCE -- 0.2%
   1,000    ACE Ltd. .....................................................        29
     650    American International Group, Inc. ...........................        32
     655    Prudential Financial, Inc. ...................................        19
   2,340    Travelers Property Casualty Corporation, Class A..............        33
                                                                             -------
                                                                                 113
                                                                             -------
            INTEGRATED OIL -- 0.3%
     500    ChevronTexaco Corporation.....................................        32
   2,500    Exxon Mobil Corporation.......................................        88
   1,150    Occidental Petroleum Corporation..............................        34
                                                                             -------
                                                                                 154
                                                                             -------
            INVESTMENT SERVICES -- 0.1%
     225    Goldman Sachs Group, Inc. ....................................        15
     850    Merrill Lynch & Company, Inc. ................................        30
     700    Morgan Stanley................................................        27
                                                                             -------
                                                                                  72
                                                                             -------
            LODGING AND RECREATION -- 0.1%
   1,100    Carnival Corporation..........................................        26
     875    Starwood Hotels & Resorts Worldwide, Inc. ....................        21
                                                                             -------
                                                                                  47
                                                                             -------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
     600    Abbott Laboratories...........................................        23
                                                                             -------
            METALS AND MINING -- 0.0%+
     600    Phelps Dodge Corporation!!....................................        19
                                                                             -------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.0%+
     900    Nokia Corporation, ADR........................................        13
                                                                             -------
            OIL REFINING AND MARKETING -- 0.1%
     700    ConocoPhillips................................................        38
                                                                             -------
            OILFIELD SERVICES -- 0.1%
   1,250    ENSCO International Inc. .....................................        32
     800    Nabors Industries, Ltd.!!.....................................        32
                                                                             -------
                                                                                  64
                                                                             -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.1%
   1,000    Bowater Inc. .................................................   $    38
     900    International Paper Company...................................        30
                                                                             -------
                                                                                  68
                                                                             -------
            PHARMACEUTICALS -- 0.1%
     550    Pharmacia Corporation.........................................        24
                                                                             -------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
   1,000    CSX Corporation...............................................        29
     600    Union Pacific Corporation.....................................        33
                                                                             -------
                                                                                  62
                                                                             -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     625    Boston Properties, Inc. ......................................        24
   1,350    Equity Office Properties Trust................................        34
     500    ProLogis Trust................................................        13
                                                                             -------
                                                                                  71
                                                                             -------
            RESTAURANTS -- 0.0%+
   1,241    McDonald's Corporation........................................        18
                                                                             -------
            SEMICONDUCTORS -- 0.1%
   1,800    Agilent Technologies, Inc.!!..................................        23
     600    KLA-Tencor Corporation!!......................................        22
   1,600    Teradyne, Inc.!!..............................................        19
                                                                             -------
                                                                                  64
                                                                             -------
            SOFTWARE -- 0.1%
     992    Cadence Design Systems, Inc.!!................................        10
     900    PeopleSoft, Inc.!!............................................        14
                                                                             -------
                                                                                  24
                                                                             -------
            SPECIALTY STORES -- 0.1%
   1,900    Limited Brands................................................        24
                                                                             -------
            STEEL -- 0.0%+
     300    Nucor Corporation.............................................        11
                                                                             -------
            TELECOMMUNICATIONS SERVICES -- 0.2%
   1,250    BellSouth Corporation.........................................        27
     950    SBC Communications Inc. ......................................        19
     950    Verizon Communications Inc. ..................................        34
                                                                             -------
                                                                                  80
                                                                             -------
            TOBACCO -- 0.1%
   1,050    Altria Group, Inc. ...........................................        31
                                                                             -------
            TOTAL COMMON STOCKS
              (Cost $2,075)...............................................     1,921
                                                                             -------
PRINCIPAL
 AMOUNT                                                                       VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 96.4%
            U.S. TREASURY STRIPS -- 96.4%
 $16,120    Principal only,
              1.318%*** 08/15/04..........................................   $15,838
  15,257    TIGR, Interest Receipt,
              1.530%*** 8/15/04...........................................    14,939
  20,000    TIGR, Principal Receipt,
              1.530%*** 8/15/04...........................................    19,583
                                                                             -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $46,455)..............................................    50,360
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $48,530*)...................................     100.1%   52,281
                                                                             -------
            OTHER ASSETS AND LIABILITIES (NET)..................      (0.1)%
            Cash..........................................................   $    11
            Receivable for investment securities sold.....................         5
            Dividends receivable..........................................         5
            Investment advisory fee payable...............................       (14)
            Administration fee payable....................................       (11)
            Accrued Directors' fees and expenses..........................        (1)
            Accrued expenses and other liabilities........................       (70)
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................       (75)
                                                                             -------
            NET ASSETS..........................................     100.0%  $52,206
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $ 1,265
            Accumulated net realized loss on investments sold.............    (1,607)
            Net unrealized appreciation of investments....................     3,751
            Paid-in capital...............................................    48,797
                                                                             -------
            NET ASSETS....................................................   $52,206
                                                                             =======
            Net asset value per share ($52,205,670 / 5,231,163 shares of
              common stock outstanding)...................................   $  9.98
                                                                             =======

---------------

 * Federal income tax information (see Note 5).

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 !!Non-income producing security.

 + Amount represents less than 0.1%.

(h)Fair valued security.

ABBREVIATIONS:

ADR  --   American Depository Receipt
TIGR --   Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF OPERATIONS

For the year ended March 31, 2003

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        3,280
Dividends...................................................                 94
                                                                 --------------
    Total investment income.................................              3,374
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                177
Administration fee..........................................                133
Legal and audit fees........................................                 60
Printing expense............................................                 30
Transfer agent fees.........................................                 45
Directors' fees and expenses................................                 11
Custodian fees..............................................                  8
Other.......................................................                 36
                                                                 --------------
    Total expenses..........................................                500
Fees reduced by credits allowed by the custodian (Note 2)...                 (2)
                                                                 --------------
    Net expenses............................................                498
                                                                 --------------
NET INVESTMENT INCOME.......................................              2,876
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................               (779)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               (312)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (1,091)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        1,785
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/03            3/31/02
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income.......................................  $        2,876     $        2,682
Net realized gain/(loss) on investments.....................            (779)               169
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (312)              (405)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           1,785              2,446
Dividends to shareholders from net investment income........          (2,615)            (2,301)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................            (830)               145
                                                              --------------     --------------
NET ASSETS:
Beginning of year...........................................          53,036             52,891
                                                              --------------     --------------
End of year.................................................  $       52,206     $       53,036
                                                              ==============     ==============
Undistributed net investment income at end of year..........  $        1,265     $        1,006
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                                         YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        3/31/03     3/31/02     3/31/01     3/31/00     3/31/99
                                                        -------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year....................  $ 10.14     $ 10.11     $  9.74     $ 10.15     $ 10.47
                                                        -------     -------     -------     -------     -------
Income from investment operations:
Net investment income.................................     0.55#       0.51#       0.48#       0.46        0.41#
Net realized and unrealized gain/(loss) on
  investments.........................................    (0.21)      (0.04)       0.33       (0.46)      (0.11)
                                                        -------     -------     -------     -------     -------
Net increase/(decrease) in net assets resulting from
  investment operations...............................     0.34        0.47        0.81        0.00        0.30
Distributions:
Dividends from net investment income..................    (0.50)      (0.44)      (0.44)      (0.41)      (0.39)
Distributions from net realized capital gains.........       --          --          --          --       (0.23)
                                                        -------     -------     -------     -------     -------
Total distributions...................................    (0.50)      (0.44)      (0.44)      (0.41)      (0.62)
                                                        -------     -------     -------     -------     -------
Net asset value, end of year..........................  $  9.98     $ 10.14     $ 10.11     $  9.74     $ 10.15
                                                        =======     =======     =======     =======     =======
Market value, end of year.............................  $  9.85     $  9.63     $  9.30     $  8.50     $  9.00
                                                        =======     =======     =======     =======     =======
Total return++........................................     7.57%       8.35%      14.97%      (1.02)%     (4.08)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................  $52,206     $53,036     $52,891     $50,961     $53,100
Ratio of operating expenses to average net assets.....     0.94%##     0.96%##     1.00%       0.86%       1.13%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian...........................................     0.94%##     0.96%##     1.01%       0.87%         --
Ratio of net investment income to average net
  assets..............................................     5.42%       5.02%       4.91%       4.65%       3.99%
Portfolio turnover rate...............................        6%         19%         43%         21%         57%

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

## The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS


Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not at all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Company may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. Dividends and distributions to shareholders are recorded on ex-dividend date. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Company. Prior to January 1, 2003, the Company had an investment advisory

Nations Balanced Target Maturity Fund, Inc.

agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are paid to BACAP and are unchanged. Pursuant to the investment advisory agreement, the Company pays BACAP a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in zero coupon (Stripped) U.S. Treasury obligations plus 0.75% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasury obligations.

Effective January 1, 2003, BACAP serves as adviser to the Company without a sub-adviser. Prior to January 1, 2003, the Company had entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net investment in zero coupon (Stripped) U.S. Treasury obligations plus 0.25% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasury obligations.

BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors), is the Company's administrator. In its role as administrator, BACAP Distributors supervises the Company's overall day-to-day operations and provides certain administrative services. BACAP Distributors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BACAP Distributors, the Company pays BACAP Distributors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BACAP Distributors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BACAP Distributors by the Company for administrative services.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended March 31, 2003, expenses of the Company were reduced by $1,617 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003, were $3,112,977 and $5,786,404, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2003 were $7,261 and $107,504, respectively.

4.  SHARES OF COMMON STOCK

At March 31, 2003, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the years ended March 31, 2003 and March 31, 2002.

Nations Balanced Target Maturity Fund, Inc.

5.  INCOME TAXES

Information on the tax components of capital is as follows (in thousands):

Cost of investments for tax purposes........................  $ 48,582
Gross tax unrealized appreciation...........................  $  3,970
Gross tax unrealized depreciation...........................  $   (270)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................  $  3,700
Undistributed ordinary income/(accumulated ordinary loss)...  $  1,264
Undistributed long-term gains/(accumulated capital loss)....  $ (1,555)

At March 31, 2003, the Company had available for federal income tax purposes unused capital losses of $1,323,413 available to offset future capital gains, $817,791 of which expires in 2007 and $505,622 of which expires in 2011. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the Company elected to defer $231,909 of capital losses occurring between November 1, 2002 and March 31, 2003 under these rules.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                3/31/03       3/31/02
                                                              -------------------------
Ordinary income.............................................  $ 2,615,582   $ 2,301,712

Certain reclassifications are made to each of the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. The following adjustments are due primarily to REIT adjustments. These adjustments resulted in a decrease to undistributed net investment income of $2,371 and an increase to accumulated net realized gain/(loss) of $2,371.

Nations Balanced Target Maturity Fund, Inc.

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Directors (the "Board") of Nations Balanced Target Maturity Fund, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. A majority of the directors ("Directors") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers ("Officers") to establish the policies and oversee the activities of the Company. Although all Directors are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Company, the independent Directors have particular responsibilities for assuring that the Company is managed in the best interests of shareholders. The following table provides basic information about the Directors and certain Officers of the Company. The mailing address of each Director is c/o Nations Balanced Target Maturity Fund, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Director and Officer serves an indefinite term.

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                            POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE               WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
William H. Grigg           Director          Indefinite term; Trustee   Retired; Chairman Emeritus     85
Age: 70                                      since 1994                 since July 1997, Chairman
                                                                        and Chief Executive Officer
                                                                        through July 1997 -- Duke
                                                                        Power Co.
Thomas F. Keller           Director          Indefinite term; Trustee   R.J. Reynolds Industries       85
Age: 71                                      since 1994                 Professor of Business
                                                                        Administration, Fuqua
                                                                        School of Business, Duke
                                                                        University, since July
                                                                        1974; Dean, Fuqua School of
                                                                        Business Europe, Duke
                                                                        University, July 1999
                                                                        through June 2001
A. Max Walker              Director and      Indefinite term; Trustee   Independent Financial          85
Age: 80                    Chairman of the   since 1994                 Consultant
                           Board
Robert H. Gordon           President         Indefinite term;           President of the Company,      N/A
Age: 41                                      President since 2002       Nations Funds Trust
                                                                        ("NFST"), Nations Master
                                                                        Investment Trust ("NMIT")
                                                                        and Nations Separate
                                                                        Account Trust ("NSAT")
                                                                        since Oct. 2002; President
                                                                        of Nations Government
                                                                        Income Term Trust 2003,
                                                                        Inc., Nations Government
                                                                        Income Term Trust 2004,
                                                                        Inc. and Hatteras Income
                                                                        Securities, Inc. since
                                                                        March 1998. President and
                                                                        Director, Banc of America
                                                                        Capital Management LLC
                                                                        ("BACAP") (or its
                                                                        predecessors) since
                                                                        February 1998; President,
                                                                        BACAP since March 2002 and
                                                                        Co-Chairman of the Board
                                                                        since January 2000; Senior
                                                                        Vice-President, BACAP (or
                                                                        its predecessors)
                                                                        1995-February 1998; Senior
                                                                        Vice President, Bank of
                                                                        America since 1993.


                               OTHER DIRECTORSHIPS
NAME AND AGE                    HELD BY DIRECTOR
-------------------------  ---------------------------
William H. Grigg           Director, The Shaw Group,
Age: 70                    Inc.; and Director and Vice
                           Chairman, Aegis Insurance
                           Services, Ltd. (a mutual
                           fund insurance company in
                           Bermuda); Trustee, Nations
                           Funds Family (6 other
                           registered investment
                           companies)
Thomas F. Keller           Director, Wendy's
Age: 71                    International, Inc.
                           (restaurant operating and
                           franchising); Director,
                           Dimon, Inc. (tobacco); and
                           Director, Biogen, Inc.
                           (pharmaceutical
                           biotechnology); Trustee,
                           Nations Funds Family (6
                           other registered investment
                           companies)
A. Max Walker              Chairman and Trustee,
Age: 80                    Nations Funds Family (6
                           other registered investment
                           companies)
Robert H. Gordon                       N/A
Age: 41

Nations Balanced Target Maturity Fund, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                            POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE               WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Edward D. Bedard           Chief Financial   Indefinite term; Chief     Chief Financial Officer of     N/A
Age: 44                    Officer           Financial Officer since    the Company, NFST, NMIT and
                                             2003                       NSAT since Jan. 2003;
                                                                        Treasurer of NFST, NMIT and
                                                                        NSAT since Oct. 2002; Chief
                                                                        Financial Officer of
                                                                        Nations Government Income
                                                                        Term Trust 2003, Inc.,
                                                                        Nations Government Income
                                                                        Term Trust 2004, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since March 1998.
                                                                        Director, BACAP (or its
                                                                        predecessors) since 1997;
                                                                        Senior Vice President and
                                                                        Chief Operating Officer,
                                                                        BACAP since 1996; and Chief
                                                                        Administrative Officer and
                                                                        Treasurer, BACAP since
                                                                        January 2000.
Gerald Murphy              Treasurer         Indefinite term;           Treasurer of the Company,      N/A
Age: 42                                      Treasurer since 2003       NFST, NMIT and NSAT since
                                                                        Jan. 2003; Treasurer of
                                                                        Nations Government Income
                                                                        Term Trust 2003, Inc.,
                                                                        Nations Government Income
                                                                        Term Trust 2004, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since 1999; Senior
                                                                        Vice President, BACAP (or
                                                                        its predecessors) since
                                                                        1998; Vice President,
                                                                        Citibank 1997-December
                                                                        1998.
Robert B. Carroll          Secretary         Indefinite term;           Secretary of the Company,      N/A
Age: 43                                      Secretary since 2003       NFST, NMIT and NSAT since
                                                                        Jan. 2003; Secretary of
                                                                        Nations Government Income
                                                                        Term Trust 2003, Inc.,
                                                                        Nations Government Income
                                                                        Term Trust 2004, Inc. and
                                                                        Hatteras Income Securities,
                                                                        Inc. since 1997; Associate
                                                                        General Counsel, Bank of
                                                                        America Corporation since
                                                                        1999; Assistant General
                                                                        Counsel, Bank of America
                                                                        Corporation 1996-1999.


                               OTHER DIRECTORSHIPS
NAME AND AGE                    HELD BY DIRECTOR
-------------------------  ---------------------------
Edward D. Bedard                       N/A
Age: 44
Gerald Murphy                          N/A
Age: 42
Robert B. Carroll                      N/A
Age: 43

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN


The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price

Nations Balanced Target Maturity Fund, Inc.

as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Balanced Target Maturity Fund, Inc.

  TAX INFORMATION                                                (UNAUDITED)


Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2003, 3.80% qualified for the dividends received deduction available to corporate shareholders.

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

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





PO Box 34602
Charlotte, NC 28254-4602
Toll free 1.800.982.2271




BTMAR (3/03)